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                                                                    EXHIBIT 99.1

[ALNYLAM PHARMACEUTICALS LOGO]               [NASTECH PHARMACEUTICALS COMPANY
                                             INC. LOGO]

CONTACTS:

ALNYLAM PHARMACEUTICALS, INC.                NASTECH PHARMACEUTICAL COMPANY INC.

INVESTOR CONTACT:                            INVESTOR CONTACT:

Lilian Stern                                 Matthew Haines
Stern Investor Relations, Inc.               Noonan Russo
212-362-1200                                 212-845-4235

MEDIA CONTACT:                               MEDIA CONTACT:

Kathryn Morris                               Carney Duntsch
KMorrisPR                                    Burns McClellan
845-635-9828                                 212-213-0006

   ALNYLAM GRANTS NASTECH A LICENSE TO DEVELOP RNAi THERAPEUTICS AGAINST TNF-
                                      ALPHA

          LICENSE FOR RNAi INTELLECTUAL PROPERTY GRANTED UNDER ALNYLAM
                              INTERFERX(TM) PROGRAM

CAMBRIDGE, MASS. AND BOTHELL, WASH., JULY 20, 2005 - Alnylam Pharmaceuticals, Inc. (Nasdaq: ALNY), a leading RNAi therapeutics company, announced today that it has granted Nastech Pharmaceutical Company Inc. (Nasdaq: NSTK), a leader in molecular biology-based drug delivery technologies, an exclusive InterfeRx(TM) license to discover, develop, and commercialize RNAi therapeutics directed against TNF-alpha, a protein associated with inflammatory diseases including rheumatoid arthritis. Detailed financial terms were not disclosed, but include upfront, annual and milestone payments, and royalties on sales of any products covered by the licensing agreement.

"Alnylam is extremely pleased to be working with Nastech and aiding efforts toward the commercialization of RNAi therapeutics," said John Maraganore, Ph.D., President and Chief Executive Officer of Alnylam Pharmaceuticals. "Nastech is the third company to participate in our InterfeRx program, which is an important part of our overall strategy to create value today by leveraging our intellectual property portfolio in RNAi through partnerships."

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"Nastech is committed to advancing breakthrough products, including RNAi therapeutics, in markets with significant commercial potential," said Steven C. Quay, M.D., Ph.D., Chairman, President and Chief Executive Officer of Nastech. "Nastech's proprietary delivery technologies are a promising approach to achieve therapeutic levels of this exciting new class of compounds. This was recently demonstrated through our successful in vivo use of RNAi to suppress rheumatoid arthritis in mice. The InterfeRx license from Alnylam is important for our efforts to develop, partner, and commercialize RNAi therapies."

"Nastech's innovative approach to the treatment of major inflammatory diseases, including rheumatoid arthritis, through an RNAi therapeutic could offer significant clinical benefits for patients," stated Dr. Philip J. Mease, M.D., Chief, Rheumatology Clinical Research, Swedish Medical Center and Clinical Professor, University of Washington School of Medicine, Seattle, WA. "The opportunity for Nastech to advance this program through access to Alnylam's patent portfolio in the area of RNAi therapeutics is excellent news."

With the recognized potential of RNAi to become the basis for a broad new class of drugs to treat multiple diseases, Alnylam has built a leading portfolio of issued and pending patents covering compositions and uses of RNAi therapeutics. Alnylam created the InterfeRx program to grant licenses under this intellectual property to biotechnology and pharmaceutical companies wishing to pursue RNAi therapeutics against specific targets outside Alnylam's core strategic interests.

ABOUT RNA INTERFERENCE (RNAi)

RNA interference, or RNAi, is a naturally occurring mechanism within cells for selectively silencing and regulating specific genes. Since many diseases are caused by the inappropriate activity of specific genes, the ability to silence and regulate such genes selectively through RNAi could provide a means to treat a wide range of human diseases. The discovery of RNAi has been heralded by many as a major breakthrough, and the journal Science named RNAi the top scientific achievement of 2002, as well as one of the top 10 scientific advances of 2003.

ABOUT ALNYLAM

Alnylam is a biopharmaceutical company seeking to develop and commercialize novel therapeutics based on RNA interference, or RNAi. Growing from its foundation as the world's first company focused on RNAi therapeutics, the company's leadership in the field of RNAi is supported by its preeminent founders and advisors and its strengths in fundamental patents, technology, and know-how that underlie the commercialization of RNAi therapeutics. Alnylam is developing a pipeline of RNAi products using Direct RNAi(TM) to treat ocular, central nervous system, and respiratory diseases and Systemic RNAi(TM) to treat a broad range of diseases, including oncology, metabolic, and autoimmune diseases. The company's global headquarters are in Cambridge, Massachusetts. For additional information, please visit www.alnylam.com.

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ABOUT NASTECH

Nastech is a pharmaceutical company developing innovative products based on proprietary molecular biology-based drug delivery technologies. Nastech and its collaboration partners are developing products for multiple therapeutic areas including inflammatory conditions, obesity and osteoporosis. For additional information about Nastech, please visit www.nastech.com.

ALNYLAM FORWARD-LOOKING STATEMENTS

Various statements in this release concerning our future expectations, plans, prospects and future operating results constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks related to: our approach to discover and develop novel drugs, which is unproven and may never lead to marketable products; our ability to obtain additional funding to support our business activities; our dependence on third parties for development, manufacture, marketing, sales and distribution of our products; the successful development of products, all of which are in early stages of development; obtaining regulatory approval for products; competition from others using technology similar to ours and others developing products for similar uses; obtaining, maintaining and protecting intellectual property utilized by our products; and our short operating history; as well as those risks more fully discussed in the "Certain Factors That May Affect Future Results" section of our most recent Form 10-Q filed with the Securities and Exchange Commission. In addition, any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements.

NASTECH FORWARD LOOKING STATEMENTS

Statements made in this press release may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of Nastech to obtain additional funding;
(ii) the ability of Nastech to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) Nastech's and/or a partner's ability to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) Nastech's and/or a partner's ability to obtain required governmental approvals; and (v) Nastech's and/or a partner's ability to develop and commercialize products that can compete favorably with those of competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are

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contained in Nastech's most recent periodic reports on Form 10-K and Form 10-Q that are filed with the Securities and Exchange Commission. Nastech assumes no obligation to update and supplement forward-looking statements because of subsequent events.

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